ReliaStar Life Insurance Company

and its

Separate Account N

Voya Encore/Voya Encore Flex

Supplement Dated December 17, 2024, to the Contract Prospectus dated April 30, 2012 and

Notice Document dated May 1, 2024, as amended

This supplement updates and amends certain information contained in your variable annuity contract prospectus (“contract prospectus”) and notice document. Please read it carefully and keep it with your contract prospectus and your notice document, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

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NOTICE OF IMPORTANT INFORMATION ABOUT
AN UPCOMING FUND REORGANIZATION

On November 14, 2024, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following “Acquiring Portfolio” (the “Reorganization”):

Disappearing Portfolio	Acquiring Portfolio
Voya Solution 2025 Portfolio – Class S	Voya Solution Income Portfolio – Class S

Pursuant to disclosure in the Disappearing Portfolio’s Prospectus, the Reorganization is not subject to approval by shareholders of the Disappearing Portfolio. It is expected that the Reorganization will occur on or about August 8, 2025.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the respective Portfolio, as reflected in the table above.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.120636-24B	December 2024